                                                                    Exhibit 99.1

                         PRO FORMA FINANCIAL INFORMATION

On May 31, 2002, Transcend Services, Inc. ("Transcend" or the "Company") sold certain assets and the operations of Cascade Health Information Software, Inc. ("Cascade"), a wholly owned subsidiary of the Company, to QuadraMed Operating Corporation ("QuadraMed") for $1,250,000 payable in cash and the assumption of certain liabilities of Cascade (the "Transaction"), all pursuant to an Asset Purchase Agreement dated May 31, 2002 by and among the parties to the transaction (the "Agreement"). QuadraMed's performance and observance of all of the terms, conditions and covenants of the Agreement are unconditionally and irrevocably guaranteed by QuadraMed Corporation. The assets sold included, among other items, intellectual property and contract rights related to Cascade's operations, trade accounts receivable, prepaid expenses and computer equipment. QuadraMed assumed the obligations under the acquired contract rights, accounts payable and accrued liabilities.

The following unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2002, gives effect to the Transaction as if it had occurred on that date. The following unaudited Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 have been prepared to reflect adjustments to Transcend's historical consolidated results of operations to give effect to the Transaction as if the Transaction had occurred on January 1 of each period presented.

These Pro Forma Consolidated Condensed Financial Statements are not necessarily indicative of the results of operations which would have been attained had the Transaction been consummated on the dates indicated or which may be attained in the future. These Pro Forma Consolidated Condensed should be read in conjunction with the historical consolidated financial statements and notes thereto of Transcend included in the Quarterly Report on Form 10-Q of Transcend for the quarterly period ended March 31, 2002 and the Annual Report on Form 10-K of Transcend for the year ended December 31, 2001.

                            Transcend Services, Inc.
                 Consolidated Condensed Pro Forma Balance Sheet
                              As of March 31, 2002

                                                                                Pro Form
                                                             As Reported       Adjustments       Pro Forma
                                                            March 31, 2002       (Note 2)      March 31, 2002
                        ASSETS
Cash and cash equivalents                                    $      13,000     $   877,000       $    890,000
Accounts receivable, net                                         1,370,000        (313,000)         1,057,000
Prepaid expenses and other current assets                          233,000         (25,000)           208,000
                                                             -------------                       ------------
                                   Total current assets          1,616,000                          2,155,000
                                                             -------------                       ------------

Property and equipment, net                                      1,646,000        (188,000)         1,458,000
Other assets                                                        53,000                             53,000
                                                             -------------                       ------------
                                           Total assets      $   3,315,000                       $  3,666,000
                                                             =============                       ============

         LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                             $     147,000          (5,000)      $    142,000
Accrued compensation and benefits                                  359,000         (18,000)           341,000
Other accrued liabilities                                        1,029,000        (688,000)           341,000
                                                             -------------                       ------------
                              Total current liabilities          1,535,000                            824,000
                                                             -------------                       ------------

Preferred stock                                                      3,000                              3,000
Common stock                                                       225,000                            225,000
Additional paid-in capital                                      28,141,000                         28,141,000
Subscription receivable                                           (126,000)                          (126,000)
Accumulated deficit                                            (26,463,000)      1,062,000        (25,401,000)
                                                             -------------                       ------------
                             Total stockholders' equity          1,780,000                          2,842,000
                                                             -------------                       ------------

             Total liabilities and stockholders' equity      $   3,315,000                       $  3,666,000
                                                             =============                       ============

           See accompanying Notes to Pro Forma Consolidated Condensed
                             Financial Statements.

                            Transcend Services, Inc.
            Consolidated Condensed Pro Forma Statements of Operations
 For the Year Ended December 31, 2001 and the Three Months Ended March 31, 2002

                                                                                       Pro Forma
                                                            As Reported           Adjustments (Note 3)          Pro Forma
                                                      ------------------------  ------------------------  ------------------------
                                                         Year       3 Months        Year       3 Months       Year       3 Months
                                                         Ended        Ended         Ended        Ended        Ended        Ended
                                                      12/31/2001    3/31/2002    12/31/2001   3/31/2002    12/31/2001   3/31/2002
Revenue                                               $13,785,000   $3,258,000   ($1,968,000   ($345,000)  $11,817,000  $2,913,000
Direct costs                                            9,846,000    2,358,000      (718,000)   (166,000)    9,128,000   2,192,000
                                                      ------------------------  ------------------------  ------------------------
Gross profit                                            3,939,000      900,000    (1,250,000)   (179,000)    2,689,000     721,000
                                                      ------------------------  ------------------------  ------------------------
Operating expenses:
   Sales and marketing                                    852,000      149,000      (474,000)    (65,000)      378,000      84,000
   Research and development                               870,000      151,000      (546,000)    (67,000)      324,000      84,000
   General and administrative                           2,880,000      708,000      (429,000)   (118,000)    2,451,000     590,000
                                                      ------------------------  ------------------------  ------------------------
                          Total operating expenses      4,602,000    1,008,000    (1,449,000)   (250,000)    3,153,000     758,000
                                                      ------------------------  ------------------------  ------------------------

Operating loss                                           (663,000)    (108,000)      199,000      71,000      (464,000)    (37,000)
Interest expense, net                                     (18,000)      (1,000)                                (18,000)     (1,000)
Loss on legal settlement                                 (576,000)           0                                (576,000)          0
Gain on sale of assets                                    553,000            0     1,051,000   1,155,000     1,604,000   1,155,000
                                                      ------------------------                            ------------------------
Income (loss) before income taxes and discontinued       (704,000)    (109,000)                                546,000   1,117,000
  operations
Income tax benefit                                        116,000            0                                 116,000           0
                                                      ------------------------                            ------------------------
Income (loss) before discontinued operations             (588,000)    (109,000)                                662,000   1,117,000
Loss from discontinued operations                               0            0      (199,000)    (71,000)     (199,000)    (71,000)
                                                      ------------------------                            ------------------------
Net (income) loss                                        (588,000)    (109,000)                                463,000   1,046,000
Dividends on preferred stock                             (479,000)    (120,000)                               (479,000)   (120,000)
                                                      ------------------------                            ------------------------

Net income (loss) attributable to common
  stockholders                                        ($1,067,000    ($229,000)                               ($16,000)   $926,000
                                                      ========================                            ========================

Basic income (loss) per share:
   From continuing operations                              ($0.24)      ($0.05)                                  $0.04       $0.22
   From discontinued operations                              0.00         0.00                                   (0.05)      (0.02)
                                                      ------------------------                            ------------------------
      Total                                                ($0.24)      ($0.05)                                 ($0.00)      $0.21
                                                      ========================                            ========================
   Weighted average shares outstanding                  4,404,000    4,513,000                               4,404,000   4,513,000
                                                      ========================                            ========================

Fully diluted income (loss) per share:
   From continuing operations                              ($0.24)      ($0.05)                                  $0.04       $0.22
   From discontinued operations                              0.00         0.00                                   (0.05)      (0.02)
                                                      ------------------------                            ------------------------
      Total                                                ($0.24)      ($0.05)                                 ($0.00)      $0.20
                                                      ========================                            ========================
   Weighted average shares outstanding                  4,404,000    4,513,000                               4,404,000   4,526,000
                                                      ========================                            ========================

See Accompanying Notes to Pro Forma Consolidated Condensed Financial Statements.

                            Transcend Services, Inc.
         Notes to Pro Forma Consolidated Condensed Financial Statements
                      March 31, 2002 and December 31, 2001

1. GENERAL

The accompanying Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2002 gives effect to the sale of certain assets and the operations of Cascade by Transcend and the assumption of certain liabilities of Cascade by the purchaser of said assets and operations (the "Transaction") as if the Transaction had occurred on March 31, 2002. Adjustments to the accompanying Pro Forma Consolidated Condensed Balance Sheet are directly attributable to the Transaction and are factually supportable. See Note 2.

The accompanying Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 give effect to the Transaction as if the Transaction had occurred on January 1 of each period presented. Adjustments to the accompanying Pro Forma Consolidated Condensed Statements of Operations are (a) directly attributable to the Transaction, (b) expected to have a continuing effect on Transcend and (c) factually supportable. All intercompany transactions between Transcend and Cascade were at arms-length and have been appropriately eliminated. See Note 3.

2. BALANCE SHEET

The pro forma adjustments included in the accompanying Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2002 assume that the Transaction was consummated on March 31, 2002. The adjustments reflect (a) the cash received by Transcend, (b) the disposition of the assets sold to QuadraMed, which consist of Cascade's net accounts receivable, prepaid expenses, computer equipment and proprietary software, each stated at its net book value as of March 31, 2002,
(c) the elimination of certain liabilities assumed by QuadraMed, specifically, Cascade's accounts payable, accrued compensation and benefits and deferred revenue, each stated at its carrying value as of March 31, 2002, and (d) the resulting gain on the Transaction for Transcend. The cash received by Transcend was determined by the following formula included in the Agreement: $1,250,000 less the sum of Cascade's accounts payable, accrued compensation and benefits and deferred revenue, all of which were assumed by QuadraMed, plus the sum of Cascade's net accounts receivable and prepaid expenses, all of which were sold by Transcend to QuadraMed.

3. STATEMENTS OF OPERATIONS

The pro forma adjustments included in the accompanying Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 assume that the Transaction had occurred on January 1 of each period presented. The adjustments consist of the historical operating results of

Cascade for each period presented with the following two exceptions: (a) software amortization of $20,833 per month related to a license of proprietary Transcend software held by Cascade that was not sold to QuadraMed and (b) depreciation expense of $1,000 per month related to Cascade's furniture and fixtures that were not sold to QuadraMed.